EX-5.d

PERSPECTIVE ADVANTAGE(R)(12/07)
                                                                     JACKSON(SM)
FIXED AND VARIABLE ANNUITY APPLICATION (VA600)   NATIONAL LIFE INSURANCE COMPANY

See back page for mailing address.                Home Office: Lansing, Michigan
                                                                     WWW.JNL.COM

USE DARK INK ONLY - ALL PAGES MUST BE COMPLETED FOR "GOOD ORDER"


                                                        ----------------------------------------------------------------------------
                                                        External Account No. (if applicable)            Trade No. (if applicable)

                                                        ----------------------------------------------------------------------------
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REGISTRATION INFORMATION
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OWNER'S NAME (FIRST)        (MIDDLE)        (LAST)           Date of Birth (mm/dd/yyyy)    ___ SSN  ___ TIN (include dashes)

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OWNER'S NAME (IF OWNED BY A NON-NATURAL ENTITY)

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Home Address (Physical Address Required)                                CITY            STATE           ZIP

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Mailing Address (if different from Home Address)                        CITY            STATE           ZIP

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Age      Sex          U.S. Citizen        Phone No. (include area code)         E-Mail Address        Broker/Dealer Account Number
         __ M __ F    __ Yes __ No
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JOINT OWNER'S NAME (Proceeds will be distributed in accordance with the Contract on the first death of either Owner.)
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(FIRST)                 (MIDDLE)                        (LAST)                          ___ SSN  ___ TIN (include dashes)

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Home Address (Physical Address Required)  CITY            STATE           ZIP              Relationship to Owner (Check One)
                                                                                           ___ Spouse
                                                                                           ___ Other _________________
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Date of Birth (mm/dd/yyyy)      Age     Sex            U.S. Citizen       Phone No. (include area code)           E-Mail Address
                                        __ M __ F      __ Yes __ No
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ANNUITANT'S NAME (if other than Owner) (FIRST)   (MIDDLE)       (LAST)                     ___ SSN  ___ TIN (include dashes)

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Home Address (number and street)          CITY            STATE           ZIP              Relationship to Owner (Check One)
                                                                                           ___ Spouse
                                                                                           ___ Other _________________
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Date of Birth (mm/dd/yyyy)      Age        Sex            U.S. Citizen      Phone No. (include area code)          E-Mail Address
                                           __ M __ F      __ Yes __ No
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JOINT ANNUITANT'S NAME (if other than Joint Owner) (FIRST)   (MIDDLE)       (LAST)         ___ SSN  ___ TIN (include dashes)

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Home Address (number and street)          CITY            STATE           ZIP              Relationship to Owner (Check One)
                                                                                           ___ Spouse
                                                                                           ___ Other _________________
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Date of Birth (mm/dd/yyyy)      Age        Sex            U.S. Citizen       Phone No. (include area code)
                                           __ M __ F      __ Yes __ No
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BENEFICIARY DESIGNATION
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Percentages must equal 100% for each beneficiary type. For additional beneficiaries, please attach a separate sheet, signed and dated by the Owner, which includes names, percentages, and other required information.
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               Name                                 ___ SSN  ___ TIN (include dashes)    Percentage (%)

Primary        ---------------------------------------------------------------------------------------------------------------------
               Relationship to Owner (Check One)     Date of Birth (mm/dd/yyyy)     Address (number and street)     City, State, ZIP
               ___ Spouse
               ___ Other _________________
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__ Primary     Name                                 ___ SSN  ___ TIN (include dashes)    Percentage (%)
__ Contingent
               ---------------------------------------------------------------------------------------------------------------------
               Relationship to Owner    Address (number and street)     City, State, ZIP

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__ Primary     Name                                 ___ SSN  ___ TIN (include dashes)    Percentage (%)
__ Contingent
               ---------------------------------------------------------------------------------------------------------------------
               Relationship to Owner    Address (number and street)     City, State, ZIP

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__ Primary     Name                                 ___ SSN  ___ TIN (include dashes)    Percentage (%)
__ Contingent
               ---------------------------------------------------------------------------------------------------------------------
               Relationship to Owner    Address (number and street)     City, State, ZIP

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VDA 101CT 05/07                                           Connecticut                                                  V3495CT 12/07


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ANNUITY TYPE
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__ Non-Tax Qualified                      __ IRA - SEP                          __ IRA - Individual*
__ 401(k) Qualified Savings Plan          __ IRA - Custodial                    __ IRA - Roth*
__ HR-10 (Keogh) Plan                     __ Other ________                     *Tax Contribution Years and Amounts:
__ 403(b) TSA (Direct Transfer Only)                                               Year:______   $______
                                                                                   Year:______   $______

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TRANSFER INFORMATION
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__ IRC 1035 Exchange           Transfer request submitted directly to another institution?  __ Yes    __ No
__ Direct Transfer             If yes, complete the following:
__ Direct Rollover             Anticipated Amount:                              $________________
__ Non-Direct Rollover         Anticipated Date of Receipt (mm/dd/yyyy):         ________________
                               Institution releasing funds: _____________________________________
                               Account Number: __________________________________________________
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INITIAL PREMIUM                                                          INCOME DATE
-----------------------------------------------------------------------------------------------------------------------------
Amount of premium with application: $__________________                  PLEASE SPECIFY DATE (mm/dd/yyyy):__________________
MAKE ALL CHECKS PAYABLE TO JACKSON NATIONAL LIFE INSURANCE COMPANY(R)    If an Income Date is not specified, the Company will
                                                                         default to the Latest Income Date as shown in the
                                                                         contract.
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DEATH BENEFITS
                                    ONCE SELECTED THE OPTIONAL DEATH BENEFIT CANNOT BE CHANGED.
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If no Optional Death Benefit is selected your beneficiary(ies) will receive the standard death benefit. Please see the prospectus for details.

     1. ___ Optional Enhanced Death Benefit

                                 ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.
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OTHER OPTIONAL BENEFITS

                                      ONCE SELECTED OPTIONAL BENEFITS CANNOT BE CHANGED.
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     GUARANTEED LIVING BENEFIT OPTIONS
     (MAY SELECT ONLY ONE)

     Guaranteed Minimum Withdrawal Benefit (GMWB)
     __ SAFEGUARD 7 PLUS(SM)
        (7% GMWB with 5 Year Step-Up)
     __ AUTOGUARD 5(SM)
        (5% GMWB with Annual Step-Up)
     __ AUTOGUARD 6(SM)
        (6% GMWB with Annual Step-Up)
     __ MARKETGUARD 5(SM)
        (5% GMWB)
     __ LIFEGUARD ADVANTAGE(SM)
        (5% For Life GMWB with Bonus and Annual Step-Up)
     __ LIFEGUARD ASCENT(SM)
        (For Life GMWB with Annual Step-Up)
     __ LIFEGUARD ASCENT WITH JOINT OPTION(SM) (1)(2)
        (Joint For Life GMWB with Annual Step-Up)
     __ LIFEGUARD SELECT(SM) (3)
        (For Life GMWB with Bonus, GWB Adjustment, and Annual Step-Up)

                                ADDITIONAL CHARGES WILL APPLY. PLEASE SEE THE PROSPECTUS FOR DETAILS.

     (1) For Non-Qualified plans, spousal joint ownership required. Please ensure the Joint Owner section on Page 1 (including the "Relationship to Owner" box) is properly completed.

     (2) For Qualified plans, 100% spousal primary beneficiary designation required. Please ensure the Primary Beneficiary section on Page 1
          (including the "Relationship to Owner" box) is properly completed. Not available on Custodial Accounts.

     (3)  If selected, the total number of allocations in the Premium
          Allocation section may not exceed 17.

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                                                                                                                         Page 2 of 6
VDA 101CT 05/07                                           Connecticut                                                  V3495CT 12/07



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                                                                                TOTAL NUMBER OF ALLOCATIONS MAY NOT EXCEED 18
PREMIUM ALLOCATION                                                        WHOLE PERCENTAGES ONLY *TOTAL ALLOCATION MUST EQUAL 100%
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NUMBER   JNL(R)/AIM PORTFOLIOS                                  NUMBER   JNL/MELLON PORTFOLIOS (CONTINUED)

113 ___% International Growth                                   248 ___% S&P SMid 60
196 ___% Large Cap Growth                                       223 ___% Value Line 30
206 ___% Real Estate                                            191 ___% Communications Sector
195 ___% Small Cap Growth                                       185 ___% Consumer Brands Sector
         JNL/CAPITAL GUARDIAN PORTFOLIOS                        189 ___% Financial Sector
150 ___% Global Balanced                                        188 ___% Healthcare Sector
103 ___% Global Diversified Research                            190 ___% Oil & Gas Sector
250 ___% International Small Cap                                187 ___% Technology Sector
102 ___% U.S. Growth Equity                                              JNL/OPPENHEIMER PORTFOLIOS
         JNL/CREDIT SUISSE PORTFOLIOS                           173 ___% Global Growth
066 ___% Global Natural Resources                                        JNL/PAM PORTFOLIOS
068 ___% Long/Short                                             272 ___% Asia ex-Japan
         JNL/EAGLE PORTFOLIOS                                   273 ___% China-India
115 ___% Core Equity                                                     JNL/PIMCO PORTFOLIOS
116 ___% SmallCap Equity                                        078 ___% Real Return
         JNL/FRANKLIN TEMPLETON PORTFOLIOS                      127 ___% Total Return
062 ___% Founding Strategy                                               JNL/PPM AMERICA PORTFOLIOS
069 ___% Global Growth                                          105 ___% Core Equity
075 ___% Income                                                 136 ___% High Yield Bond
064 ___% Mutual Shares                                          106 ___% Value Equity
208 ___% Small Cap Value                                                 JNL/SELECT PORTFOLIOS
         JNL/GOLDMAN SACHS PORTFOLIOS                           104 ___% Balanced
110 ___% Core Plus Bond                                         107 ___% Money Market
207 ___% Mid Cap Value                                          179 ___% Value
076 ___% Short Duration Bond                                             JNL/T. ROWE PRICE PORTFOLIOS
         JNL/JPMORGAN PORTFOLIOS                                111 ___% Established Growth
126 ___% International Value                                    112 ___% Mid-Cap Growth
101 ___% MidCap Growth                                          149 ___% Value
109 ___% U.S. Government & Quality Bond                                  JNL/S&P STRATEGIC PORTFOLIOS
         JNL/LAZARD PORTFOLIOS                                  274 ___% Competitive Advantage
077 ___% Emerging Markets                                       278 ___% Dividend Income & Growth
132 ___% Mid Cap Value                                          279 ___% Intrinsic Value
131 ___% Small Cap Value                                        280 ___% Total Yield
         JNL/MELLON CAPITAL MANAGEMENT PORTFOLIOS               292 ___% S&P 4
242 ___% Index 5                                                         JNL/S&P MANAGED PORTFOLIOS
243 ___% 10 x 10                                                227 ___% Conservative
124 ___% S&P(R) 400 MidCap Index                                226 ___% Moderate
123 ___% S&P 500(R) Index                                       117 ___% Moderate Growth
133 ___% Bond Index                                             118 ___% Growth
129 ___% International Index                                    119 ___% Aggressive Growth
128 ___% Small Cap Index                                                 JNL/S&P RETIREMENT PORTFOLIOS
054 ___% Enhanced S&P 500 Stock Index                           097 ___% Income
224 ___% JNL 5                                                  098 ___% 2015
184 ___% 25                                                     099 ___% 2020
186 ___% Select Small-Cap                                       100 ___% 2025
079 ___% JNL Optimized 5                                                 JNL/S&P DISCIPLINED PORTFOLIOS
225 ___% VIP                                                    070 ___% Moderate
096 ___% Dow Dividend                                           071 ___% Moderate Growth
222 ___% Nasdaq(R) 25                                           072 ___% Growth
244 ___% NYSE(R) International 25                                        GUARANTEED ACCOUNT OPTIONS
074 ___% S&P 24                                                     ___% 1-year ___% 5-year

                                 TO SELECT CAPITAL PROTECTION PROGRAM OR
                               AUTOMATIC REBALANCING, PLEASE SEE NEXT PAGE.

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                    RESTRICTIONS MAY APPLY AT JACKSON'S DISCRETION ON A NON-DISCRIMINATORY BASIS.
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                                                                                                                         Page 3 of 6
VDA 101CT 05/07                                           Connecticut                                                  V3495CT 12/07

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CAPITAL PROTECTION PROGRAM
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 __ Yes __ No    (If no selection is made, Jackson(SM) will default  to "No.")

If you marked "Yes", which Guaranteed Account Option do you wish to select for the Capital Protection Program?
Select only one.

 __ 1-Year    __ 5-Year

Having selected the Capital Protection Program, the balance of your initial premium will be allocated as indicated in the Premium Allocation Section on page 3.
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SYSTEMATIC INVESTMENT
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___ CHECK HERE FOR AUTOMATIC  REBALANCING.  Only the Portfolios  selected in the
Premium Allocation Section and the 1-year Guaranteed Account (if selected) will participate in the program. The 5-year Guaranteed Account is not available for Automatic Rebalancing.

Frequency:  ___ Monthly     ___ Quarterly     ___ Semi-Annual     ___ Annual

Start Date: ___________________________________________

If no date is selected, the program will begin one month/quarter/half year/year (depending on the frequency you selected) from the date Jackson applies the first premium payment. If no frequency is selected, the frequency will be annual.

      TO SELECT DCA, PLEASE ATTACH THE SYSTEMATIC INVESTMENT FORM (V4277).
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TELEPHONE/ELECTRONIC TRANSFERS AUTHORIZATION
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DO YOU WISH TO AUTHORIZE THESE TYPES OF TRANSFERS?
___ Yes      ____ No

By checking "Yes", I (We) authorize Jackson National Life Insurance Company (Jackson) to accept fund transfers/allocation changes via telephone, Internet, or other electronic medium from me (us) and my (our) Representative subject to Jackson's administrative procedures. Jackson has administrative procedures that are designed to provide reasonable assurances that telephone/electronic authorizations are genuine. If Jackson fails to employ such procedures, it may be held liable for losses resulting from a failure to use such procedures.

I (We) agree that Jackson, its affiliates, and subsidiaries shall not be liable for losses incurred in connection with telephone/electronic instructions received, and acted on in good faith, notwithstanding subsequent allegations of error or mistake in connection with any such transaction instruction.

IF NO ELECTION IS MADE,  JACKSON  WILL  DEFAULT TO "YES".
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ELECTRONIC DELIVERY OF STATEMENTS/CORRESPONDENCE
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I (We) consent ___ to electronic delivery of the following:

___ quarterly statements     ___ prospectuses and prospectus supplements
___ periodic and immediate   ___ proxy and other voting materials, related
    confirmations                correspondence
___ annual and semi-annual   ___ other documents from Jackson National Life
    reports                      Insurance Company.

This consent will continue unless and until revoked and will cover delivery to you in the form of a compact disc, by e-mail or by notice to you of a document's availability on a web-site.

I (We) do not consent ___ to electronic delivery for any of the documents listed above.

The computer hardware and software requirements that are necessary to receive, process and retain electronic communications that are subject to this consent are as follows:

     To view and download material electronically, you must have a computer with Internet access, an active e-mail account, Adobe Acrobat Reader and/or a CD-ROM drive. If you don't already have Adobe Acrobat Reader, you can download it free from WWW.ADOBE.COM

I (We) do __ do not ___ have ready access to computer hardware and software that meet the above requirements. My e-mail address is:__________________________. I
(We) will notify the company of any new e-mail address.

There is no charge for electronic delivery, although you may incur the costs of Internet access and of such computer and related hardware and software as may be necessary for you to receive, process and retain electronic documents and communications from Jackson. Please make certain you have given Jackson a current e-mail address. Also let Jackson know if that e-mail address changes. We may need to notify you of a document's availability through e-mail. You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge. Please contact the appropriate Jackson Service Center or go to www.jnl.com to update your e-mail address, revoke your consent to electronic delivery, or request paper copies. Even if you have given us consent, we are not required to make electronic delivery and we have the right to deliver any document or communication in paper form. This consent will need to be supplemented by specific electronic consent upon receipt of any of these means of electronic delivery or notice of availability.
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                                                                     Page 4 of 6
VDA 101CT 05/07              Connecticut                           V3495CT 12/07

--------------------------------------------------------------------------------
IMPORTANT - PLEASE READ CAREFULLY - SIGNATURE(S) REQUIRED BELOW - THIS ENTIRE SECTION MUST BE COMPLETED FOR "GOOD ORDER"
--------------------------------------------------------------------------------
STATEMENT REGARDING EXISTING POLICIES OR ANNUITY CONTRACTS

I (We) certify that:

___ I (We) do not have any existing life insurance policies or annuity contracts.

___  I (We) do have  existing  life  insurance  policies  or annuity  contracts.
     PRODUCER: IF THE APPLICANT DOES HAVE EXISTING LIFE INSURANCE POLICIES OR ANNUITY CONTRACTS YOU MUST PRESENT AND READ TO THE APPLICANT THE NOTICE REGARDING REPLACEMENT (X0512 - STATE VARIATIONS MAY APPLY) AND RETURN THE NOTICE, SIGNED BY BOTH THE PRODUCER AND THE APPLICANT, WITH THE APPLICATION.

                         COMPLETE X0512 WHERE REQUIRED
--------------------------------------------------------------------------------
REPLACEMENT
ARE YOU REPLACING AN EXISTING LIFE INSURANCE POLICY OR ANNUITY CONTRACT?
___ YES ___ NO  IF "YES", COMPLETE THE FOLLOWING.
--------------------------------------------------------------------------------
Company Name            Contract No.            Anticipated Transfer Amount
                                                $
--------------------------------------------------------------------------------
Company Name            Contract No.            Anticipated Transfer Amount
                                                $
--------------------------------------------------------------------------------

1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded.

2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct.

3. I (WE) UNDERSTAND THAT ANNUITY BENEFITS, DEATH BENEFIT VALUES, AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A PORTFOLIO IN THE SEPARATE ACCOUNT OF JACKSON ARE VARIABLE AND MAY BE INCREASED OR DECREASED, AND THE DOLLAR AMOUNTS ARE NOT GUARANTEED.

4. I (We) have received a current prospectus for this variable annuity and for each available portfolio and understand that the results shown, other than the Guaranteed Minimum Values, are not guarantees, promises, or warrantees.

5. The contract I (We) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs.

6. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value.

7. I (WE) UNDERSTAND THAT ALLOCATIONS TO THE GUARANTEED ACCOUNT OPTIONS ARE SUBJECT TO AN ADJUSTMENT IF WITHDRAWN OR TRANSFERRED PRIOR TO THE END OF THE APPLICABLE PERIOD, WHICH MAY REDUCE AMOUNTS WITHDRAWN OR TRANSFERRED.

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SIGNATURES
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Owner's Signature             Date Signed (mm/dd/yyyy)        State where signed

--------------------------------------------------------------------------------
Owner Title (If owned by an entity)

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Joint Owner Signature         Date Signed (mm/dd/yyyy)        State where signed

--------------------------------------------------------------------------------
Annuitant's Signature         Date Signed (mm/dd/yyyy)        State where signed
(if other than Owner)

--------------------------------------------------------------------------------
Joint Annuitant's Signature   Date Signed (mm/dd/yyyy)        State where signed
(if other than Joint Owner)

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                    PRODUCER/REPRESENTATIVE PLEASE COMPLETE
                        AND SUBMIT PAGE 6 FOR GOOD ORDER

                                                                     Page 5 of 6
VDA 101CT 05/07              Connecticut                           V3495CT 12/07

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PRODUCER/REPRESENTATIVE'S STATEMENT - SIGNATURE REQUIRED BELOW - THIS ENTIRE
SECTION MUST BE COMPLETED FOR "GOOD ORDER"
--------------------------------------------------------------------------------

PRODUCER/REPRESENTATIVE'S CERTIFICATION REGARDING SALES MATERIAL
Important Note: Complete this certification section only if the applicant answered affirmatively to the Statement Regarding Existing Policies or Annuity Contracts AND answered "Yes" to EITHER question 1 or 2 on the Notice Regarding Replacement (Form X0512 - state variations may apply).
I certify that:

__ I did not use sales material(s) during the presentation of this Jackson product to the applicant.

__ I used only Jackson-approved sales material(s) during the presentation of this Jackson product to the applicant. In addition, copies of all approved sales material(s) used during the presentation were left with the applicant.
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PRODUCER/REPRESENTATIVE'S STATEMENT

I have read Jackson's Position With Respect to the Acceptability of Replacements (XADV5790 - state variations may apply) and ensure that this replacement (if applicable) is consistent with that position. By signing this form, I certify that the statement regarding any applicable life insurance policies or annuity contracts and the statement regarding sales material have been answered correctly to the best of my knowledge.

I certify that: I am authorized and qualified to discuss the contract herein applied for; I have fully explained the contract to the client, including contract restrictions and charges; I believe this transaction is suitable given the client's financial situation and needs; I have complied with requirements for disclosures and/or replacements as necessary; and to the best of my knowledge and belief the applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate.


----------------------------------------------------------------------------------------------------------------
Producer/Representative's Full Name   (First)     (Middle)     (Last)             Phone No. (include area code)
(please print)

----------------------------------------------------------------------------------------------------------------
Producer/Representative's Signature                                               Date Signed (mm/dd/yyyy)

----------------------------------------------------------------------------------------------------------------
Address (number and street)                     City, State, ZIP (xxxxx-xxxx)

----------------------------------------------------------------------------------------------------------------
E-Mail Address                 Contact your home office for program information. (If none indicated, designated default will be used.)
                                   __ Option A   __ Option B  __ Option  C
----------------------------------------------------------------------------------------------------------------
Broker/Dealer Name              Broker/Dealer Representative No.             Jackson Producer/Representative No.

----------------------------------------------------------------------------------------------------------------

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                     MAILING ADDRESS AND CONTACT INFORMATION
--------------------------------------------------------------------------------
IF PURCHASED THROUGH A NON-BANK BROKER/DEALER, SEND TO:

        REGULAR MAIL                     OVERNIGHT MAIL
    Jackson Service Center            Jackson Service Center
       P.O. Box 30314                    1 Corporate Way
    Lansing, MI 48909-7814              Lansing, MI 48951

                               OR

        REGULAR MAIL                     OVERNIGHT MAIL
    Jackson Service Center            Jackson Service Center
       P.O. Box 17240                   7601 Technology Way
    Denver, CO 80217-0240                Denver, CO 80237

             Customer Care: 800/766-4683 (8:00 a.m. to 8:00 p.m. ET)
                                Fax: 800/943-6761
                           E-Mail: contactus@jnli.com
--------------------------------------------------------------------------------
IF PURCHASED THROUGH A BANK OR FINANCIAL INSTITUTION, SEND TO:

          REGULAR MAIL                OVERNIGHT MAIL
   Jackson/IMG Service Center     Jackson/IMG Service Center
         P.O. Box 30392               1 Corporate Way
     Lansing, MI 48909-7892          Lansing, MI 48951

             Customer Care: 800/777-7779 (8:00 a.m. to 8:00 p.m. ET)
                                Fax: 517/706-5540
                           E-Mail: contactus@jnli.com
--------------------------------------------------------------------------------

    -------------------------------------------------------------------------
         Not FDIC/NCUA insured * Not Bank/CU guaranteed * May lose value
                Not a deposit * Not insured by any federal agency
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                                                                     Page 6 of 6
VDA 101CT 05/07              Connecticut                           V3495CT 12/07